                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 23, 2001



                               DRUG EMPORIUM, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)




Delaware                            0-16998             31-1064888
(State or Other Jurisdiction        (Commission         (IRS Employer
Incorporation)                      File Number)        Identification No.)


155 HIDDEN RAVINES DRIVE, POWELL, OHIO                  43065
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code (740) 548-7080


                                 Not applicable
         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS

            On March 23, 2001, Drug Emporium, Inc., a Delaware corporation (the "Company"), issued a press release announcing that it has entered into a definitive Acquisition and Reorganization Agreement (the Acquisition Agreement") with Snyder's Drug Stores, Inc., a Minnesota corporation ("SDS"). Pursuant to the Acquisition Agreement, SDS will acquire 100% of the newly issued common stock of the reorganized Company pursuant to a pre-negotiated plan of reorganization. The press release is furnished as Exhibit 99.1 to this Form 8-K and the Acquisition Agreement is furnished as Exhibit 2.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No                 Description
----------                 -----------

         2.1 Acquisition and Reorganization Agreement, dated March 22, 2001, between Drug Emporium, Inc. and Snyder's Drug Stores, Inc.

         99.1     Press Release



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DRUG EMPORIUM, INC.


Date:  March 23, 2001                        By:  /s/ Terry L. Moore
                                                -------------------------------
                                             Terry L. Moore
                                             Chief Financial Officer



                                  EXHIBIT INDEX

Exhibit No                 Description
----------                 -----------

         2.1 Acquisition and Reorganization Agreement, dated March 22, 2001, between Drug Emporium, Inc. and Snyder's Drug Stores, Inc.

         99.1     Press Release